CIRRUS LOGIC, INC. 2018 LONG TERM INCENTIVE PLAN
NOTICE OF GRANT OF PSU PERFORMANCE AWARD

Holder’s Name:            %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
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You (“Holder”) are hereby granted a performance award (this “Performance Award”) of Restricted Stock Units referred to as Performance Stock Units (“PSUs”), whereby each PSU represents the right to receive shares of Common Stock of Cirrus Logic, Inc. following the applicable vesting date, subject to the terms and conditions of the Cirrus Logic, Inc. 2018 Long Term Incentive Plan (the “Plan”) and the related Performance Award Agreement (the “Performance Award Agreement”), as set forth below. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan. The term “Performance Award” shall have the same meaning as the term “Performance Award” set forth in the Plan, and this Award, the Performance Award Agreement, and the Plan shall each be interpreted accordingly.

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Target Number of Performance
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Maximum Number of PSUs:        2 Times Target Number of Performance Awards Granted above.

Performance Period:            3 fiscal years, with annual payouts calculated at the end of each fiscal year.

Performance Measures:    Strategic product revenue and revenue growth as defined by the     Company’s Compensation Committee

Expiration Date to Accept:        2 business days prior to vest date

Failure to execute and return the documents applicable to this Award before the Expiration Date to Accept set forth above will render this Award and the grant of the Performance Award invalid.

By your signature or electronic acceptance of this Notice of Grant and the signature of the Company’s representative below, you and the Company hereby acknowledge your acceptance of this Award of PSUs granted on the Date of Grant indicated above, which has been issued under the terms and conditions of the Plan and the Performance Award Agreement. You further acknowledge receipt of a copy of the Plan and the Performance Award Agreement and agree to all of the terms and conditions of the Plan and the Performance Award Agreement, which are incorporated in this Award by reference.

HOLDER:                         CIRRUS LOGIC, INC.

_______________________________________        By:
Signature                         Gregory S. Thomas

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